                                                                   EXHIBIT 10.14










                              DEVELOPMENT AGREEMENT

                                     BETWEEN


                                 EMC CORPORATION
                                171 South Street
                               Hopkinton, MA 01748

                                       AND

                               MCDATA CORPORATION
                             310 Interlocken Parkway
                            Broomfield, CO 80021-3464







                                  40-00-110-00
                          DEVELOPMENT AGREEMENT NUMBER




         * Certain information in this agreement has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

                                TABLE OF CONTENTS

Section    Title                                                                                   Page

1        DEFINITIONS ............................................................................   1
2        TERM and TERMINATION....................................................................   2

3        SCOPE AND TERRITORY OF..................................................................   3

4        INTELLECTUAL PROPERTY RIGHTS............................................................   3

5        PRODUCTS................................................................................   5
5.1      Product Specifications..................................................................   5
5.2      Product Design Changes and Field Modification Orders....................................   5
5.3      New Products and Features...............................................................   5
5.4      Compatibility and Updates...............................................................   5
5.5      Labeling and Regulatory Compliance......................................................   7

6        WARRANTY................................................................................   7
6.1      Product Warranty........................................................................   7
6.2      Software Warranty.......................................................................   8
6.3      Title Warranty..........................................................................   8
6.4      Disclaimer..............................................................................   9

7        INDEMNIFICATIONS........................................................................   9

8        CONFIDENTIALITY OF INFORMATION..........................................................   10

9        LIMITATION OF LIABILITY.................................................................   11

10       GENERAL PROVISIONS......................................................................   12
10.1     Governing Law...........................................................................   12
10.2     Waiver..................................................................................   12
10.3     Compliance with Laws....................................................................   12
10.4     Notices.................................................................................   12
10.5     Assignment..............................................................................   13
10.6     Fibre Alliance Membership...............................................................   13
10.7     Force Majeure...........................................................................   13
10.8     Conflict................................................................................   13
10.9     Contract Changes........................................................................   13
10.10    Manufacturing Rights and Escrow.........................................................   13


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
10.11    Product Roadmap Review..................................................................   15
10.12    Survival................................................................................   15
10.13    Headings................................................................................   15
10.14    Independent Contractors.................................................................   15

11.      EXHIBITS

S.       PRODUCT AND DOCUMENTATION PRICING
T.       PRODUCT SPECIFICATIONS AND REQUIREMENTS
U.       QUALITY ASSURANCE, PRODUCT DEVELOPMENT-
         LIFECYCLE AND ESCALATION PROCEDURES
V.       SCHEDULES PROGRAM COORDINATION
W.       McDATA QUALITY PLAN
X.       FIBRE CHANNEL SWITCH EMC REGULATORY AND
         PRODUCT SAFETY REQUIREMENTS
Y.       [*]
Z.       [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

                               MCDATA CORPORATION
                              DEVELOPMENT AGREEMENT


This Development Agreement ("Development Agreement") is entered into by and between McDATA Corporation ("McDATA"), 310 Interlocken Parkway, Broomfield, Colorado 80021-3464, and EMC Corporation, 171 South Street, Hopkinton, MA 01748 ("EMC"), and commences on the date accepted and executed by McDATA ("Effective Date").

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, McDATA and EMC agree as follows:


1.  DEFINITIONS.

1.1 "EMC" means the entity executing this Development Agreement, and all Subsidiaries or Affiliates thereof. "Affiliates" means, with respect to EMC, any corporation or other organization, whether incorporated or unincorporated, which is an affiliate of EMC as "affiliate" is defined in Rule 12.2 of the Exchange Act. "Subsidiary" means with respect to EMC, any corporation or other organization, whether incorporated or unincorporated, other than McData of which
(a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by EMC or by any one of more of its Subsidiaries or by EMC and one or more of its Subsidiaries or (b) EMC or any other Subsidiary of EMC is a general partner (excluding any such partnership where EMC or any Subsidiary of EMC does not have the majority voting interest in such partnership).

1.2 "END USER CUSTOMER SOFTWARE" means, and is limited to, the machine-readable Object Code Software (e.g., the system diskette, any supporting software diskette(s)) and/or the firmware embedded in all ROM, PROM or equivalent components of Product, including the systems manual(s) supplied with each Product, and any Software Feature Option(s) which is sublicensed pursuant to the terms of this Development Agreement.

1.3 "OBJECT CODE SOFTWARE" means End User Customer Software supplied to EMC by McDATA (i) the machine-executable instructions and all associated descriptive material and documentation for each processor within each Product supplied by McDATA pursuant to this Development Agreement, and (ii) subsequent updates and/or enhancements provided by McDATA pursuant to this Development Agreement. Such Software may be provided to EMC on magnetic media or in written or graphic form which performs, describes, or illustrates the performance of all on-line functions, off-line utilities, and diagnostics pertinent to the Product.


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
1.4 "PRODUCTS" means certain McDATA data communication equipment, hardware, related features, conversions, options, other accessories, Spares (as defined below) and Software (as defined below) either as further described in the Product Specifications attached hereto as Exhibit T and referenced in Figure S-1 and S-2 of Exhibit S of this Development Agreement on the Effective Date of this Development Agreement, or as further described and referenced in modifications and additions to these Exhibits which EMC and McDATA may agree upon from time to time. As specified in Section 4.2.3, title to the Software shall always remain in McDATA. The specification is referenced by a part number and is attached hereto or referenced in Exhibit T.

1.5 "SOFTWARE" means the collective reference to End User Customer Software, Object Code Software, Software Feature Option(s), device drivers and firmware included in the Product and any other software which may be listed on Figure S-1 and S-2.

1.6 "SOFTWARE FEATURE OPTION(S)" means an optional feature for Object Code Software, as available from time to time, which enables special attributes and/or provides additional functionality, and which will be delivered to EMC upon receipt of its purchase order and payment of an additional license fee, if applicable.

1.7 "SPARES" means all parts, components or Field Replaceable Units (FRUs) of Products used for maintaining installed Products which are generally made available by McDATA for separate sale.

2.  TERM AND TERMINATION.

2.1 Subject to the provisions of sub-Sections 2.2, 2.3, 2.4 and 2.5 below, the initial term of this Development Agreement shall be for a period of five (5) years from the Effective Date. Either party shall have the option to extend this Development Agreement for successive periods of one (1) year each on ninety (90) days prior written notice to the other party, subject to negotiated modification, if any, to this Development Agreement.

2.2 EMC may terminate this Development Agreement at any time, without cause, by giving McDATA at least [*] prior written notice. Termination of this Development Agreement will not relieve the parties of any obligations incurred prior to the date of termination.

2.3 In addition to the termination rights specified in sub-Section 2.2, above, either party may immediately terminate this Development Agreement upon written notice if the other party:

         2.3.1 becomes insolvent or bankrupt, files or has filed against it a petition in bankruptcy, or undergoes a reorganization pursuant to a petition in bankruptcy filed with respect to it; or

         2.3.2 is dissolved or liquidated, or has a petition for dissolution or liquidation filed with respect to it; or

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

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
         2.3.3 is subject to property attachment, court injunction, or court order which substantially and negatively affects its operations; or

         2.3.4    makes an assignment for the benefit of creditors; or

         2.3.5 ceases to function as a going concern or to conduct its operations in the normal course of business.

2.4 Either party may immediately terminate this Development Agreement upon written notice if the other party fails to perform any of the material obligations imposed upon it under the terms of this Development Agreement so as to be in default hereunder and fails to cure such default within thirty (30) days after receiving written notice thereof.


3.  SCOPE AND TERRITORY OF DEVELOPMENT AGREEMENT.

3.1 McDATA agrees to develop and update Products for EMC in accordance with the terms and conditions of this Development Agreement. Except as specifically provided in Section 4.3 herein, the Product development and updates shall be provided at no charge to EMC. This Development Agreement is non-exclusive and the parties may enter into similar Development Agreements with other parties. EMC and McDATA may enter into agreements concerning the purchase, license, distribution and sale of the Products and updates from time to time. However, EMC shall not be obligated to purchase any Products developed by McDATA hereunder.


4.  INTELLECTUAL PROPERTY RIGHTS.

4.1 Subject to Section 4.2, McDATA grants EMC all appropriate rights and licenses worldwide, at no additional charge beyond its price for the Products, under McDATA's applicable patents, copyrights and other intellectual property rights, as necessary for EMC to evaluate, test, demonstrate, support, maintain, repair and upgrade the Product as provided under this Development Agreement. Except as expressly herein stated, no other license is granted to EMC.

4.2 SOFTWARE LICENSE.

         4.2.1 McDATA hereby grants to EMC a non-exclusive, worldwide, revocable (except as expressly provided in Section 4.2.4), royalty-free right and license, under all copyrights, patents, patent applications, trade secrets and other necessary intellectual property rights of McDATA, to (i) use, execute, and display Software of McDATA used in the operation and support of the Product, including upgrades, updates, bug fixes or modified versions or backup copies of the same, in object code form, in conjunction with, or for use with Products, and (ii) authorize, license and sublicense its employees and consultants to do any, some, or all of the foregoing provided EMC


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
agrees (a) to operate and use the Software for its own internal business purposes, in the form of object code only, without the right to further license or sublicense, (b) not to reverse assemble, reverse compile, or reverse engineer the Software in whole or in part, except as specifically permitted by law, and
(c) to require its employees and consultants, by a suitable agreement, to abide by these license restrictions.

         4.2.2 EMC shall not have the right to (i) modify or adapt the Software for other products or create derivative works of the Software, (ii) decompile, reverse engineer, or disassemble the Software for purposes of designing similar products, or (iii) use or distribute the Software other than in connection with the use or distribution of the Products.

         4.2.3 EMC agrees that the foregoing licenses do not grant any title or other right of ownership to the Software and that McDATA owns and shall continue to own all right, title and interest in and to the Software.

         4.2.4 Upon any termination or expiration of this Development Agreement, EMC's rights set forth in this Section 4.2 shall terminate.

4.3 As between EMC and McDATA, the rights in the Products are and will remain the sole and exclusive property of McDATA and its vendors, if any, whether the Products are separate or combined with any other products. McDATA's rights under this Section, will include, but not be limited to (i) all copies of the Software for the Products, in whole or in part; (ii) all intellectual property rights in the Products; and (iii) all modifications to, and derivative works based upon the Products. Notwithstanding the foregoing, EMC may request that certain features be incorporated into the Products ("EMC Custom Features"). EMC agrees to make such request in writing to McDATA. McDATA shall evaluate such request, including the time and costs involved in the development of such EMC Custom Features. In the event McDATA agrees to develop such EMC Custom Features, the parties will negotiate in good faith whether or not non-recurring engineering costs will be paid to McDATA, and if so, in what amount. Notwithstanding the foregoing, nothing in this Development Agreement shall be construed to grant McDATA any ownership rights in any "EMC Custom Features" incorporated into any version of any of the Products. EMC Custom Features means any functionality, APIs, source code or schematics which EMC wishes to incorporate into a version of the Products and which McDATA agrees in writing to incorporate into the Products. Any agreed upon EMC Custom Features will be incorporated into this Development Agreement in Exhibit T or by a written amendment to Exhibit T, as applicable. All EMC Custom Features shall be solely owned by EMC regardless of inventorship, and shall not be included in any McDATA standard product other than the Product without EMC's prior written consent.

4.4 EMC hereby grants to McDATA, and McDATA hereby accepts a royalty-free, personal, worldwide, non-exclusive, non-transferable right and license to use those EMC marks designated by EMC solely on Product and collateral materials provided to EMC or on behalf of EMC. McDATA shall use EMC, the EMC logo, EMC's brand name for the Product, and any other EMC mark only during the term of this Development Agreement, only in connection with its manufacture, distribution and support of the Product for EMC in accordance with the terms of this Development Agreement, and only in accordance with EMC's written guidelines for such usage. McDATA shall not use any such EMC marks in connection with any business conducted by McDATA other than dealings with the Products in accordance with the terms of this Development Agreement. McDATA agrees that its use of the EMC marks shall not create in its favor any right, title or interest therein and acknowledges EMC's exclusive right, title and interest thereto. McDATA agrees that it will not use, without EMC's prior written consent, any mark which is likely to be similar to or confused with any of EMC's trademarks.


5. PRODUCTS. McDATA agrees to develop the Products listed in Figure S-1 and S-2 of Exhibit S of this Development Agreement, as it may be amended from time-to-time, in accordance with the specifications set forth in Exhibit T, and under the terms specified in this Development Agreement.

5.1 PRODUCT SPECIFICATIONS.

         Specifications for the Products listed in Figure S-1 and S-2 of Exhibit S are attached hereto as Exhibit T of this Development Agreement (Product Specifications). Any modifications to such Product Specifications shall be mutually agreed to in writing by McDATA and EMC.

5.2 POST-GA PRODUCT DESIGN CHANGES.

         EMC may request changes or modifications in the Products (EMC Initiated Change) beyond the updates and revisions already provided for in this Agreement upon written request to McDATA specifying the same in detail. As soon as practicable after receipt thereof, McDATA shall review the request and, if acceptable to McDATA, shall furnish EMC price estimates, non-recurring development costs, and delivery schedules for such changes or modifications. If same are acceptable to EMC, McDATA will, upon receipt of a purchase order therefor, proceed to implement same at the expense of EMC.

         If EMC desires to incorporate a EMC Initiated Change into some or all previously shipped units, and if such changes are not retrofitable, McDATA shall cooperate in incorporating such changes, provided that EMC shall bear all costs and expenses associated with incorporating such changes.

5.3 NEW PRODUCTS AND FEATURES.
         Unless EMC specifically rejects such changes, each version of the Product will possess at least the same features and functions, if not more, than are offered by McDATA in the Product or similar standard product offered by McDATA for the same server/host environment. Unless EMC specifically rejects such changes, McDATA shall introduce all new non-exclusive features or functions for the Product [*] the [*] in [*] for that [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.


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
         5.4 COMPATIBILITY AND UPDATES.

         5.4.1 COMPATIBILITY. The initial release of the Product shall include [*] In addition, McDATA will use its commercially reasonable efforts to ensure that the Product will remain compatible with both the EMC specified operating system (Symmetrix microcode) and the operating system of the CPU upon which the Product operates. McDATA and EMC will use their commercially reasonable efforts to ensure that the compatibility will occur within [*].

         5.4.2 E-PORT COMPATIBILITY FEATURES At no additional charge to EMC, McDATA agrees that in the Products McDATA will implement [*], which document is attached hereto as Exhibit Z and incorporated herein by reference, and later versions and interim releases of this specification and implementation. McDATA further agrees to share such implementation information with other contracted EMC Fibre Channel suppliers. McDATA will use its best-efforts to ensure that the Product will be updated to include any mutually agreed "E-Port Compatibility Features" requested by EMC in accordance with the specifications set forth in Exhibit Z and later versions of this specification.

To enable this capability, McDATA shall provide a specification [*] and implementation [*].

         5.4.3 APIS. At no additional charge to EMC, McDATA agrees that in the applicable Products McDATA will implement [*] which is attached hereto as Exhibit Y and incorporated herein by reference, and later versions and interim releases of this specification and implementation. [*] Thereafter, both parties agree to use commercially reasonable efforts to define the next generation(s) of API interface.

         5.4.4 SOFTWARE UPDATES TO OLDER PRODUCTS. [*]

         5.4.5 [*]

5.5      LABELING AND REGULATORY COMPLIANCE.

         5.5.1 All Product shall be packaged, marked and otherwise prepared in accordance with Product Specifications attached as Exhibit T and provided to McDATA from time to time, all applicable government regulations as attached in
Exhibit X, which may be amended by mutual agreement from time to time, and if none are specified or required, with good commercial practices to obtain lowest transportation rates while maintaining the safety of the Product. All Product shall be private labeled in accordance with EMC branding instructions. Packaging for export shipments from the United States may also be subject to specific instructions. McDATA will notify EMC of any charges incurred by McDATA for such export shipments prior to invoicing EMC for these charges.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

         5.5.2 EMC Modification. EMC represents that in no event shall EMC alter any Product in any way to modify the performance characteristics of that Product without the prior written permission of McDATA. The appropriate identification labels, regulatory agency marks and verification of FCC Class A Compliance or the licensed agency number are indicated on the Products at the time of shipment. EMC shall not modify any regulatory agency marks or labels affixed to the Products by McDATA. McDATA hereby disclaims any liability for the possession, use, resale, or operation of any Products which, as a result of an alteration by EMC or any third party (unless such third party is a McDATA authorized third party service provider), affects its compliance with the applicable regulations and/or requirements as stated above.


6.       WARRANTY

6.1 PRODUCT WARRANTY. McDATA warrants that the Beta Phase and GA Products (as described in Exhibit U) (except Object Code Software) developed and provided to EMC under this Development Agreement will, under normal use and service, conform to Product Specifications at the time of shipment and be free from defects in material and workmanship for [*] from the date of shipment.

McDATA will, as mutually agreed upon and without charge to EMC, promptly repair or replace, any Product which is determined to be defective and which is returned to McDATA within this warranty period, provided the Product has not been damaged, subjected to misuse, altered, improperly repaired or maintained by EMC or third parties in a manner which McDATA reasonably determines to have adversely affected performance or reliability. McDATA's liability hereunder is limited to the indemnification under Section 7.3 and the repair or replacement of the defective Product, and if neither repair nor replacement is possible, a refund of any monies paid for such non-conforming Product, and does not include any labor related to the removal and/or subsequent reinstallation thereof. Product may consist in part of used components which are warranted as equivalent to new when used in the Product.

As mutually agreed upon, returns to McDATA will be transacted for credit only or credit and replacement will be delivered at no charge to McDATA; returns to EMC will be delivered at no charge to EMC.

The above warranty extends solely to EMC (and shall not be transferred or assigned in any manner) and all warranty claims must be generated by EMC. Repair or replacement of component parts by McDATA shall not extend or decrease the Product warranty.

6.2 SOFTWARE WARRANTY. McDATA warrants that the Beta Phase and GA licensed Object Code Software developed and provided to EMC under this Development Agreement will, under normal use and service, substantially conform to Product Specifications and be free from defects in material and workmanship for ninety
(90) calendar days from the date of first production of any version.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.


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McDATA's sole obligation under this warranty shall be to repair or replace any defective Object Code Software media and/or to remedy any non-conformance of the Object Code Software to enable it to materially conform to the functional specifications set forth in its applicable documentation, and if neither is possible, a refund of the monies paid for such non-conforming Product, and the indemnification under Section 7.3.

This warranty is only effective when the Object Code Software is used on or in conjunction with the Product(s) to which it relates. Further, the warranties are contingent upon proper use of the Object Code Software by EMC or EMC's Customers, and will not apply if the Object Code Software has been modified without the prior written consent of McDATA. McDATA makes no warranty that use of the Object Code Software will be uninterrupted or error-free.

6.3 TITLE WARRANTY. Except as set forth in Section 4.2.3 with regard to title to the Software, McDATA warrants that EMC shall receive good title to all Products delivered to EMC under this Development Agreement free and clear of all liens, encumbrances or other claims, and in performing under this Development Agreement McDATA shall, and each Product delivered under this Development Agreement shall, comply with all applicable country, state and local, laws, statutes, ordinances, rules, regulations and codes. McDATA further warrants that each Beta Phase and GA Product when shipped has been, and will continue to be regulatory compliant as detailed in Exhibit T and X. Each Product shall bear appropriate labels indicating compliance with the requirements of this Exhibit T. McDATA's sole obligation and EMC's sole remedy for breach shall be repair or replacement of non-conforming Product, at EMC's option, and if neither is possible, a refund of the monies paid for such non-conforming Product and the indemnification under
Section 7.3.

6.4 DISCLAIMER. THE WARRANTIES AND CONDITIONS SET FORTH HEREIN AND THE OBLIGATIONS AND LIABILITIES OF McDATA HEREUNDER ARE IN LIEU OF, AND EMC HEREBY WAIVES, ALL OTHER EXPRESS OR IMPLIED WARRANTIES AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE

Except as specifically authorized in this Development Agreement, each party acknowledges and agrees that it will not make any representations or warranties on behalf of the other.

7.       INDEMNIFICATIONS.

7.1 McDATA agrees to indemnify, defend and hold EMC harmless from any and all claims, demands, suits, actions, judgements, damages, liabilities, costs and expenses (including reasonable attorney's fees and costs) arising from any third party claims brought or awarded against EMC that Products infringe any patent or copyright, or trade secret, provided EMC promptly notifies McDATA in writing of the claim, and grants to McDATA the sole control of the defense of any action and all negotiations for settlement and compromise, but provided that EMC's consent is


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required for any settlement that calls for payments in excess of the liability cap specified in Section 9, such consent not to be unreasonably withheld. EMC is entitled to be represented in any such action by its own attorneys at its own expense. McDATA shall not be liable for any claim of infringement to the extent that it is based upon any Product or Software which is altered or modified without McDATA's authorization.

In the event the Products become, or in McDATA's opinion are likely to become, the subject of an infringement, McDATA shall have the right, at its option and expense, to (i) obtain the rights to continued use of such Product, or (ii) replace or modify the Product so that it is no longer infringing, or (iii) refund to EMC the price paid for the Product less a reasonable amount for use, damage or obsolescence in accordance with a straight-line depreciation schedule over a five (5) year life.

The foregoing remedies are the sole remedies for infringement of any intellectual property rights.

7.2 EMC agrees to indemnify, defend and hold McDATA harmless from any and all claims, demands, suits, actions, judgements, damages, liabilities, costs and expenses (including reasonable attorney's fee's and costs) arising from any third party claim brought or awarded against McDATA as a result of any claim, judgment or adjudication against McDATA to the extent based upon any material breach of this Development Agreement or misrepresentation by EMC in conducting its activities under this Development Agreement, including without limitation any claims relating to the modification of the Products by EMC or by third parties that modified the performance or contents of the Products, provided that McDATA promptly notifies EMC in writing of the claim, and grants to EMC the sole control of the defense of any action and all negotiations for settlement and compromise, but provided that McDATA's consent is required for any settlement that calls for payments in excess of the liability cap specified in Section 9, such consent not to be unreasonably withheld. McDATA is entitled to be represented in any such action by its own attorneys at its own expense.

7.3 McDATA shall indemnify and defend EMC against all claims, suits, losses, expenses and liabilities arising from any third party claim brought against EMC alleging bodily injury, personal injury, death, and property damage directly caused by the failure of any Product to conform to its specification or to any applicable laws or regulations or through the negligence of McDATA or any person for whose actions McDATA is legally liable, provided that, in either case (i) EMC has notified McDATA promptly in writing of any such claims, (ii) McDATA shall have sole control of the defense of such claims and all negotiations for its settlement and compromise, provided that EMC's consent is required for any settlement that calls for payments in excess of the liability cap specified in
Section 9, such consent not to be unreasonably withheld and (iii) EMC shall reasonably cooperate with McDATA in the defense or settlement of such claims. EMC is entitled to be represented in any such action by its own attorneys at its own expense. McDATA shall carry and maintain Workman's Compensation and general liability insurance coverage to satisfactorily cover McDATA's obligations under this Section.


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
McDATA shall not be liable for any claims under Section 7.3 to the extent that they are based upon any Product that has been damaged, submitted to misuse, altered, improperly installed, repaired or maintained by EMC or third parties in a manner which McDATA reasonably determines to have adversely affected performance or reliability.


8.       CONFIDENTIALITY OF INFORMATION.

8.1 Both parties may, in connection with this Development Agreement, disclose to the other party information considered confidential and proprietary information of the disclosing party ("Proprietary Information"). Information shall be considered Proprietary Information if identified as confidential in nature by the disclosing party at the time of disclosure, or which by its nature is normally and reasonably considered confidential, such as information related to past, present or future research, development, or business affairs, any proprietary products, Software, materials or methodologies, or any other information which provides the disclosing party with a competitive advantage. Such Proprietary Information may include, but is not limited to, trade secrets, know-how, inventions, techniques, processes, programs, schematics, data, customer lists, financial information, and sales and marketing plans. Each party shall at all times during the term of this Development Agreement and for five
(5) years after its termination, keep in confidence and trust all such Proprietary Information and shall not use such Proprietary Information without the prior written consent of the other party, except (i) as permitted by the terms of this Development Agreement, (ii) as may be necessary to fulfill its obligations under this Development Agreement, and/or (iii) to operate, maintain, or support the Products. Furthermore, neither party shall, without the prior written consent of the other party, disclose such Proprietary Information to any person except to those of its employees, Resellers, or consultants who need to know such Proprietary Information to fulfill that party's obligations under this Development Agreement or to operate, maintain, or support the Products, provided that such employees, Resellers, or consultants are parties to written Development Agreements with EMC such party to keep in confidence such Proprietary Information; such Development Agreements will meet the minimum requirements outlined in this Section 8.1 attached hereto, or versions thereof adapted to Resellers, or consultants, in accordance with any applicable local laws, and such party shall use reasonable commercial efforts to prosecute material violations of such Development Agreements with respect to the Proprietary Information.

It is understood that each party is not granting to the other party any rights in the Confidential Information, and all right, title and interest in the Confidential Information shall remain the property of the disclosing party.

Upon termination of this Development Agreement and upon request, the receiving party shall, on a reasonable commercial efforts basis, promptly return all Proprietary Information under its control and all copies thereof to the disclosing party, except that the receiving party shall be permitted to retain such copies of the Proprietary Information as are necessary to operate, maintain, or support Products previously purchased pursuant to this Development Agreement.



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The non-disclosure provisions of this Section shall not apply to information which (i) becomes publicly available through no act of the receiving party; (ii) is required to be disclosed by the law of any government which has jurisdiction over such information, provided that the disclosing party is given prior notice of any such disclosure; (iii) was previously known at the time of its receipt without similar restrictions; (iv) is released by written mutual agreement of McDATA and EMC; (v) can be shown by the receiving party to have been provided by the disclosing party to others without similar restrictions; or (vi) can be documented, by adequate written records, to have been independently developed by the receiving party without reference to or use of any Proprietary Information.

8.2 McDATA will not originate, or authorize, assist or permit another party to produce, any written publicity, news release, marketing collateral or other publication or public announcement whether to the press, actual or potential customers, stockholders, or others, relating to this Development Agreement, to any amendment hereto or to performance hereunder or to the existence of an arrangement between the parties without the prior written approval of EMC. Notwithstanding the above, EMC shall not unreasonably withhold approval of disclosure of the Development Agreement for the purpose of McDATA complying with any SEC or legal regulations. The existence, terms and conditions of this Development Agreement are considered EMC Confidential Information.

8.3 The parties agree that any violation of this or any other agreement covering nondisclosure of Proprietary Information or publication or any unauthorized disclosure of Proprietary Information shall constitute a violation of the terms of this Development Agreement. Both parties acknowledge that it is the responsibility of each party to take all reasonable measures to safeguard the Proprietary Information to prevent its unauthorized use.

9.       LIMITATION OF LIABILITY.

EXCEPT AS TO McDATA's OBLIGATIONS UNDER SECTION 7.1 FOR INTELLECTUAL PROPERTY INFRINGEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) DUE TO FAILURE TO PERFORM ITS OBLIGATIONS IN CONNECTION WITH THIS DEVELOPMENT AGREEMENT.

THE LIABILITY OF EITHER PARTY ARISING OUT OF OR IN CONNECTION WITH THIS DEVELOPMENT AGREEMENT INCLUDING, BUT NOT LIMITED TO, THE LICENSE OF SOFTWARE, THE PROVISION OF SERVICES AND THE USE, PERFORMANCE, RECEIPT OR DISPOSITION OF EQUIPMENT, SOFTWARE OR SERVICES, WHETHER BASED UPON WARRANTY, CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED [*].


10.      GENERAL PROVISIONS.

* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

10.1 GOVERNING LAW. This Development Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York of the United States of America.

10.2 WAIVER. The failure of either party to insist upon or enforce strict conformance by the other party of any provision of this Development Agreement or to exercise any right under this Development Agreement shall not be construed as a waiver or relinquishment of such party's right unless made in writing and no waiver of any right or remedy on one occasion by either party shall be deemed a waiver of such right or remedy on any other occasion.

10.3 COMPLIANCE WITH LAWS. Each party shall comply with all applicable laws, including, without limitation, the export control laws of the United States of America, any export control regulations of the United States, and any applicable laws or regulations of those countries involved in transactions concerning the exporting, importing and re-exporting of Products purchased under application of these terms and conditions.

10.4 NOTICES. Notices required hereunder shall be in writing, and shall be deemed given when transmitted by facsimile (provided such facsimile is subsequently confirmed in writing within five (5) business days of the facsimile date) or deposited with an express delivery service with guaranteed third day delivery, prepaid, addressed as follows:

To McDATA:                                   With an additional copy to:
McDATA Corporation                           McDATA Corporation
310 Interlocken Parkway                      310 Interlocken Parkway
Broomfield, Colorado  80021-3464             Broomfield, Colorado  80021-3464
Attn.: Contract Operations                   Attn.: Vice President of Marketing and Sales
       Facsimile # (303) 460-3235                   Facsimile # (303) 465-4996

To EMC:                                      With an additional copy to:
EMC Corporation                              EMC Corporation
171 South Street                             171 South Street
Hopkinton, MA 01748                          Hopkinton, MA 01748
Attn.:   Supply Base Management              Attn.:   Manager of Enterprise Storage Systems
Facsimile # (508) 553-4311                   Facsimile # (508) 497-8903

10.5 ASSIGNMENT. Neither party shall assign this Development Agreement or any rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld. It shall be deemed reasonable for either party to withhold consent to an assignment involving one of its competitors. Any assignment of rights shall not work as a novation of obligations hereunder without written Development Agreement. Any attempt to assign any rights, duties or obligations hereunder without the other party's written consent will be void. Notwithstanding the above, either party may assign this Development Agreement to a surviving entity in connection with any change of control, such as a merger, acquisition or consolidation of not less than a majority ownership in the merged, acquired or consolidated company by the surviving entity upon giving sixty (60) days prior written notice to the non-assigning company.

10.6 FIBRE ALLIANCE MEMBERSHIP. During the term of this Development Agreement, each party will maintain a corporate voting membership in the Fibre Alliance or its successor, and shall perform all obligations, including payment of dues and attendance at meetings, required to keep its membership in good standing. Each party agrees to cast a vote on all matters that come before the alliance, but each party will vote independently of the other party.

10.7 FORCE MAJEURE. Neither party shall be responsible for any failure to perform or delay in performing any of its obligations due to causes beyond the reasonable control of the party, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, or shortages of transportation, facilities, fuel, energy, labor, or materials. In the event of such delay, either party may defer the performance for a period equal to the time of such delay.

10.8 CONFLICT. If any provision of this Development Agreement is finally held by a court of competent jurisdiction to be illegal or unenforceable, or in conflict with any law having jurisdiction over this Development Agreement, the validity of the remaining portions or provisions hereof shall not be affected thereby.

10.9 CONTRACT CHANGES. Except as provided herein, this Development Agreement may not be modified or amended except by an instrument in writing signed by duly authorized representatives of both parties. The parties acknowledge that from time to time McDATA and EMC may wish to implement changes to this Development Agreement. On an ongoing basis, these changes will be executed in accordance with a formalized written process, and the overall Development Agreement may be amended annually with mutual written Development Agreement of both parties.

10.10 MANUFACTURING RIGHTS AND ESCROW.

         10.10.1 Manufacturing Rights. In the event (a) of a material breach which has not been cured pursuant to the provisions of Section 2.4 herein, (b) of proceedings in bankruptcy or insolvency invoked by or against McDATA, or in the event of the appointment of an assignee for the benefit of creditors or a receiver, (c) McDATA is no longer in business, and provided EMC has complied with all its payment obligations under this Agreement, or (d) if McDATA voluntarily or involuntarily ceases the development or update of the Products, McDATA agrees that it shall authorize EMC to produce or have produced the Products, or future enhancements to the Products, by sources other than McDATA. Such authorization shall be in the form of a worldwide, nonexclusive manufacturing rights license agreement between the parties to make or have made, sell, offer for sale or import the Products, which agreement will license EMC to receive and utilize McDATA's source code, engineering drawings and specifications, manufacturing documentation, test procedures and associated intellectual property (collectively McDATA Intellectual Property). Such license shall be irrevocable and in force for [*]. The terms and conditions of such

* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

manufacturing rights license shall be agreed upon within [*] from the Effective Date. EMC will pay McDATA a license fee on a quarterly basis of [*] of EMC's gross revenues directly attributable to the sale of the Designated Products for such McDATA Intellectual Property. Following the [*] license period, EMC shall return all of McDATA's escrowed material documentation to McDATA within thirty
(30) calendar days.

Further, EMC agrees that McDATA or its assigns shall have the right to approve any subcontractor EMC may use pursuant to this section, which approval shall not be unreasonably withheld by McDATA.

Additionally, McDATA agrees that in the event McDATA discontinues development of a Product hereunder, upon written request by EMC, McDATA shall grant the foregoing manufacturing rights to EMC for such discontinued Product.

In the event EMC is selling the Product in a country which requires that a certain percentage of that Product be manufactured in such country, EMC shall notify McDATA in writing of such requirement and request that McDATA provide a manufacturing facility in such country. EMC shall specify the time frame within which such manufacturing facility must be completed. McDATA may, at its option, either provide such manufacturing facility within the time frame required, or grant limited manufacturing rights to such Product in such country.

         10.10.2 Escrow. Within [*] from the Effective Date, EMC and McDATA shall (a) identify an escrow agent (Escrow Agent) acceptable to both parties and
(b) execute an agreement with the Escrow Agent (Escrow Agreement) for the pre-arranged holding and releasing of the Software, including without limitation, the EFC Management and Service Software and any other software elements of the Products and all documentation and McDATA's source code, engineering drawings and specifications, manufacturing documentation, test procedures and associated intellectual property (collectively the Escrow Material). Within [*] from the Effective Date, McDATA shall also concurrently appoint and legally empower a Trustee and Administrator of said Escrow Agreement.

Within [*] after the announced general availability of any of the Products, McDATA shall deposit with the Escrow Agent the most current production level of the Escrow Material, as defined in the Escrow Agreement. Thereafter, McDATA shall within thirty (30) calendar days after the release of an update to the Products, deposit updated Escrow Material with the Escrow Agent.

McDATA agrees to bear all costs arising out of compliance with this Section 10.10, including without limitation, the costs of establishing and maintaining the escrow of the Products, and of any and all documentation preparation necessary to meet the requirements of this Section.

In addition to any other rights and remedies available to EMC, in the event (a) of a material breach which has not been cured pursuant to the provisions of
Section 2.4 herein, (b) of proceedings in bankruptcy or insolvency invoked by or against McDATA, or in the event of the appointment of an

* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

assignee for the benefit of creditors or a receiver, (c) McDATA is no longer in business, and provided EMC has complied with all its payment obligations under this Agreement, or (d) if McDATA voluntarily or involuntarily ceases the development or update of the Products, EMC shall be entitled to demand release of the Escrow Materials pursuant to the provisions of the Escrow Agreement within [*] of the occurrence of any such event, and the Escrow Agreement shall state that EMC shall be entitled to receive the Escrow Materials pursuant to the provisions of the Escrow Agreement.

Title to the Escrow Material shall remain in McDATA at all times. EMC acknowledges that the Escrow Material, and all copies thereof, and all copyright, patent, trade secret and other proprietary rights therein, are and remain the valuable property of McDATA.

10.11 PRODUCT ROADMAP REVIEW. The parties agree to meet quarterly to review McDATA future product plans and product roadmap.

10.12 SURVIVAL. Each party's obligations under the Development Agreement and/or any purchase order which, by their nature, would continue beyond the termination, cancellation, or expiration of this Development Agreement or any purchase order, including without limitation, those in Sections 4.2, 4.3, 6, 7, 8, 9, and 10, of this Development Agreement shall survive termination, cancellation or expiration of this Development Agreement.

10.13 HEADINGS. The headings provided in this Development Agreement are for convenience only and shall not be used in interpreting or construing this Development Agreement.

10.14 INDEPENDENT CONTRACTORS. The parties are, and shall remain at all times, independent contractors in the performance of this Development Agreement and nothing herein shall be deemed to create a joint venture, partnership or agency relationship between the parties. Pricing and other payments under this Development Agreement are and shall be based upon arms length negotiations between the parties.


* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

11.0 EXHIBITS. The following Exhibits are incorporated herein by reference:

Exhibit S         PRODUCT AND DOCUMENTATION PART NUMBERS
Exhibit T         PRODUCT SPECIFICATION AND REQUIREMENTS
Exhibit U         QUALITY ASSURANCE, PRODUCT DEVELOPMENT
                  LIFECYCLE AND ESCALATION PROCEDURES
Exhibit V         SCHEDULES PROGRAM COORDINATION
Exhibit W         McDATA QUALITY PLAN
Exhibit X         FIBRE CHANNEL SWITCH EMC REGULATORY AND PRODUCT SAFETY REQUIREMENTS
Exhibit Y         [*]
Exhibit Z         [*]

         This Development Agreement and the applicable Exhibits identified above are the complete agreement between McDATA and EMC with respect to the development of the Products on Figure S-1 and S-2 of Exhibit S of this Development Agreement, and replace all prior oral or written representations or agreements between the parties with respect thereto.

         This Development Agreement shall not be effective until executed by EMC and accepted by an authorized representative of McDATA.

* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

IN WITNESS WHEREOF, the parties hereto have executed this Development Agreement in duplicate by their duly authorized representatives.

Executed and agreed to:                  Accepted and agreed to:

MCDATA CORPORATION         (MCDATA)      EMC CORPORATION  (EMC)

By:   /s/ John F. McDonnell              By:      /s/ William Monagle
     -----------------------                      ----------------------------
Name:     John F. McDonnell              Name:        William Monagle
     -----------------------                      ----------------------------
Title:     President                     Title:   VP, Corporate Procurement
      ----------------------                      ----------------------------
Effective Date:  May 19, 2000            Effective Date:    May 19, 2000
                --------------                             --------------

                                    EXHIBIT S

                     PRODUCT AND DOCUMENTATION PART NUMBERS

                                   FIGURE S-1

[*]


MODEL           DESCRIPTION             EMC P/N
-----           -----------             -------
EC-1100         [*]                [*]
-----------    -------------       -------------       ------------      ------------     -------------       --------------
                [*]                [*]
-----------    -------------       -------------       ------------      ------------     -------------       --------------
                [*]                [*]
-----------    -------------       -------------       ------------      ------------     -------------       --------------
ED-5000         [*]                [*]
-----------    -------------       -------------       ------------      ------------     -------------       --------------
                [*]                [*]
-----------    -------------       -------------       ------------      ------------     -------------       --------------


                                   FIGURE S-2

[*]

Model/Description
-----------------
EC-1100 [*]
-----------------------------       -------------------               ---------------------------------
[*]
-----------------------------       -------------------               ---------------------------------
[*]
-----------------------------       -------------------               ---------------------------------
[*]


-----------------------------       -------------------               ---------------------------------
[*]
-----------------------------       -------------------               ---------------------------------
Fuji[*] Port [*]
-----------------------------       -------------------               ---------------------------------
Fuji [*] Port [*]
-----------------------------       -------------------               ---------------------------------
Fuji [*] Port [*]
-----------------------------       -------------------               ---------------------------------
Fuji [*] Port [*]
-----------------------------       -------------------               ---------------------------------


[*]

* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

                                   EXHIBIT T:
                     PRODUCT SPECIFICATION AND REQUIREMENTS

This Specification and Requirements document describes the progression of features required by EMC to form an Enterprise Director Product. Section 1.0 describes the initial Product EMC will OEM from McDATA. Subsequent sections describe the follow-on actions necessary to fully develop the required Product.

1        PHASE I REQUIREMENTS:

The following items to be available for EMC General Availability per the schedule defined in Exhibit V.

1.1      PRODUCT DESCRIPTION:
The initial version of the Product will be the model Connectrix, rackmountable Fibre Channel switch, [*]. Product will also include the successor versions of this Product presently included in Exhibit T and such additional versions or new products as may be added to the Development Agreement from time to time by a mutually agreed upon amendment to Exhibit T. The combination of hardware, firmware, and software revisions for Product will be under EMC control.

PACKAGING
---------------------------------------------------------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
 DESIGN
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
ZONING
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
MANAGEMENT
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omission.

                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
DIAGNOSTICS
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
ENVIRONMENT
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------
POWER
-----------------        ---------------           ------------------
REGULATORY               [*]                       [*]
COMPLIANCE
-----------------        ---------------           ------------------
                         [*]                       [*]
-----------------        ---------------           ------------------


1.2      FIBRE ALLIANCE COMPATIBILITY: [*]

1.3      EMC CUSTOM FEATURES:

         1.3.1 [*] Call home is the capability to call an EMC customer support center to alert EMC of any issues identified with the Product. Dial-in is the capability to allow EMC support personnel to phone into and operate the Product's management software to remotely configure, maintain, or diagnose issues. [*].

         1.3.2    ADDITIONAL:
         Additional EMC Custom Features will be defined through the course of this project and be added to this Exhibit from time to time as an amendment to this Development Agreement.

1.4      API REQUIREMENTS: [*]

2        PHASE II REQUIREMENTS:

         The following items should be available for EMC General Availability of Product per the schedule defined in Exhibit V.

2.1       GENERAL REQUIREMENTS:

         2.1.1    E-PORT COMPATIBILITY FEATURES:
         [*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omission.

         2.1.2    FIBRE ALLIANCE:
         [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omission.

         2.1.3    EMC CUSTOM FEATURES:
         [*]

2.2      API REQUIREMENTS:

         [*]

         2.2.1  BASIC PERFORMANCE API
         [*]

         2.2.2  PORT/SWITCH MANAGEMENT API
         [*]

         2.2.3  DIAGNOSTICS API
         [*]

3.0      PHASE III REQUIREMENTS:

The following Product, to be available for EMC General Availability per the schedule defined in Exhibit V.

                   FEATURES                             REQUIREMENT
-----------------------------------------------------------------------------
PACKAGING
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
DESIGN
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------
                          [*]                      [*]
---------------------     ----------------        ---------------------------
                          [*]                     [*]
---------------------     ----------------        ---------------------------


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omission.

ZONING
---------------------     ----------------     ---------------------------
                          [*]                   [*]
---------------------     ----------------     ---------------------------
                          [*]                   [*]
---------------------     ----------------     ---------------------------
                          [*]                   [*]
---------------------     ----------------     ---------------------------
                          [*]                   [*]
---------------------     ----------------     ---------------------------
                          [*]                   [*]
---------------------     ----------------     ---------------------------
                          [*]                   [*]
---------------------     ----------------     ---------------------------

MANAGEMENT
                          [*]                   [*]
---------------------     ----------------     ---------------------------
                          [*]                   [*]
---------------------     ----------------     ---------------------------
                          [*]                   [*]
---------------------     ----------------     ---------------------------
                          [*]                   [*]
---------------------     ----------------     ---------------------------
                          [*]                   [*]
---------------------     ----------------     ---------------------------



3.1 EMC CUSTOM FEATURES:

[*]

3.2 API REQUIREMENTS:

[*]

         3.2.1
         [*]

         3.2.2
         [*]

         3.2.3
         [*]

3.3  GENERAL REQUIREMENTS:

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omission.

4.0      PHASE IV REQUIREMENTS:

4.1 GENERAL REQUIREMENTS:

         4.1.1  [*]

         4.1.2  [*]

         4.1.3  [*]

4.2 API REQUIREMENT:

[*]

         4.2.1 [*]

         4.2.2 [*]

         4.2.3 [*]

         4.2.4 [*]

5.0      MCDATA ENHANCEMENTS AND CHANGES TO PRODUCT:

McDATA will provide EMC information about the features, and functions regarding Products described in Exhibit T of the Development Agreement. Information about these changes shall be provided in the form of a specification and in a timely manner to allow EMC to comment and react to the proposed enhancements and or changes.

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omission.

                                    EXHIBIT U

              QUALITY ASSURANCE, PRODUCT DEVELOPMENT LIFECYCLE, AND
                              ESCALATION PROCEDURES


1.0      QUALITY ASSURANCE

         1.1      DVT PROCESS
         McDATA shall perform a [*] test on [*] of PRODUCT [*]. Any failures encountered within the documented operating specifications shall be identified and corrected prior to first customer shipment of any hardware change. [*] Any failures shall be identified and corrected prior to first customer shipment of any change.

         1.2      MANUFACTURING PRODUCTION TEST PROCESS
         Test processes will be designed, documented, monitored and have a closed loop corrective action process in place to assure Products are meeting stated quality and reliability goals and testing as referenced in Exhibit W of this Development Agreement including but not limited to the following:

                  1.2.1 As of the Effective Date the test process will [*]. McDATA will use best efforts to assure that the product is [*] and [*] that the product meets or exceeds the margins as defined in the applicable Product specifications. McDATA may present data in support of a process change. [*]. EMC may present data in support of a process change [*].

         1.1      SPARE PARTS
                  Spare parts shall be equal in quality to finished system-level Product. McDATA shall test spare parts in component test and system test as described in section 1.2.

2.0      OVERVIEW OF PRODUCT DEVELOPMENT LIFE CYCLE

Each PRODUCT will go through the phases outlined below. These phases are outlined for the purpose of determining EMC and McDATA responsibilities.

                  2.0.1    CONCEPT EXPLORATION PHASE

                           This phase is used to scope the interdependencies of various pieces of Product and complete the initial design and specification work for the development of Product. It will result in initial requirements.

                  2.0.2    REQUIREMENTS PHASE

                           This phase is used to define and document EMC's Detailed Requirements for McDATA's Product.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omission.

                  2.0.3    DESIGN PHASE

                           This phase is used to complete the design effort and produce final versions of detailed requirements documents and test plan.

                  2.0.4    IMPLEMENTATION PHASE (ALPHA)

                           This phase is used to develop and test of individual components. Combine and test components as a functionally complete product. The Product delivered at the end of this phase is considered 'Alpha'.

                  2.0.5    INTEGRATION AND VERIFICATION PHASE

                           This phase is used to integrate McDATA's Product with EMC hardware and software, including performance analysis and tuning of McDATA's Product and target operating system. Verification testing to ensure that McDATA's Product meets their stated requirements. The Product delivered at the end of this phase is considered 'Beta'.

                  2.0.6    BETA PHASE

                           The Beta Phase starts upon delivery by McDATA of the Beta version of McDATA's Product and ends with the final acceptance of McDATA's Product by EMC. The Beta Phase will be performed under responsibility of EMC. EMC will provide technical support for EMC software and hardware. McDATA will provide technical support for Product.

                  2.0.7    GENERAL AVAILABILITY (GA)

                           Complete and close the Beta Phase. McDATA will provide EMC with Product for EMC first article acceptance testing.

2.1       PROGRAM MONITORING

Each of McDATA's Product will contain a more detailed description of the McDATA's "Product Definition", used to identify project coordination contacts and specify project deliverables of McDATA and EMC and their completion dates. The appropriate Product Definition for each release of McDATA's Product, together with the body of this document, will be the basis and guide for conducting the Program Monitoring.

An initial version of the appropriate Product Definition will be created before the start of each release. An updated version will be created upon completion of the Concept Exploration phase. Further detailing and refinement will take place during the project as needed, by mutual agreement between EMC and McDATA.

2.2      PROJECT DELIVERABLES AND ACCEPTANCE CRITERIA

This section gives an overview of the deliverables of the various project phases and the acceptance criteria that will be applied to these deliverables. A more detailed specification of deliverables will take place as part of the project planning and scheduling process.

       2.2.1       CONCEPT EXPLORATION AND REQUIREMENTS PHASES

McDATA deliverables

  Review and assessment of feasibility and input to the product requirement specification.

EMC deliverables

The Product Requirements Specification document is written by EMC to provide McDATA with input covering at least the following subjects:
                Target Platform Identification: What hardware and software platforms and configurations must be supported.

                Performance Requirements: Expected performance of the Product and how performance shall be measured.

                Applicable Standards: What industry standards are applicable for this product and how conformance shall be determined.

                Enumeration and description of product features deemed essential by EMC.

                Product packaging and installation requirements.

In addition, requirements in the following areas may be included:

                Description of each McDATA component specific utility, including command line syntax gui descriptions, and general functional description

Revisions of the Requirements will be issued during the project as needed. Both EMC and McDATA shall agree upon revisions.

Acceptance Criteria:  Agreed upon product requirements specification.

Pass Criteria of Phase:

                Detailed product requirements documents has been delivered from EMC to McDATA and both parties provide written approval of product requirements document.

                The other deliverables described above have been delivered and meet the definition of content as given above.

       2.2.2 DESIGN PHASE

McDATA deliverables

The detailed engineering specification, Product Functional Specifications including hardware and software Architecture documents referred to in the Functional Specification, will document the implementation of the stated requirements for the product. The document will provide reasonable evidence that the defined requirements will be met.

EMC deliverables

Review and approve product functional specification and provide feedback.

Pass Criteria of Phase

The deliverables mentioned above have been delivered with EMC requested changes made and meet the definition of content as given above.

       2.2.3 IMPLEMENTATION PHASE (ALPHA)

McDATA Deliverables

The Test Plan will describe the manner in which the Integration and Verification Test of McDATA's Product is performed and formulate the pass criteria for these test activities. It will cover functional conformance tests, load/stress tests, performance tests and white-box tests (Targeted Tests). It will not contain a detailed description of individual test cases. Revisions of the Test Plan will be issued as needed. Both EMC and McDATA shall agree upon revisions.

Test Tools

Alpha version of Product: This will be a functionally complete, but neither fully tested nor performance tuned version of McDATA's Product. It will include preliminary machine readable documentation (installation guidelines, online help, end-user documentation) and test report. The test report will include, all known bugs of the Alpha Version and pass or fail status against test plan as well as why failures occurred.

EMC Deliverables

There are no new EMC deliverables in this phase, but previously supplied deliverables may have to be updated.

Pass Criteria of Phase

Test plan and Test report delivered.

McDATA Alpha Version of Product has been delivered and successfully passes the Alpha test suite.

Concurrence between EMC and McDATA that any exceptions noted in the Test Report or outstanding Incident Reports are reasonable.

Concurrence between EMC and McDATA that the Test Plan objectives have been met.

The other deliverables described above have been delivered and meet the definition of content as given above.

       2.2.4 BETA PHASE

Beta Objectives

Validate customer requirements
Validate new function in different real-world applications/environments Generate customer success stories and references
Review documentation set

Validate support process
Validate training
Validate any escalation process between

Beta Program Entrance Criteria

EMC
1  Internal Sales Order generated
2  EMC agreement on level of function and platform support
3  Signed Beta/ACT/Non-Disclosure agreement from Customers

McDATA
1.   Engineering Quality Assurance underway, with all acceptance tests executed.
2.   Documented List of Known Defects
3.   Draft Install Document
4.   Draft User Document
5.   Draft Release Notes
6.   No Severity 1 defects
7.   McDATA deliverables

User Guide (DRAFT).

Updated Test Report.

Updated requirements and Functional Specification)


Beta Version of Product, including documentation: Verification Test Suite and Test Reports as described above will be delivered as part of the Beta Version. It will also include Machine Readable Documentation (release notes with build and installation guidelines, online help, end-user documentation - versions from which McDATA's Product are derived, and a description of software specific deviations).

The Beta Phase starts upon delivery by McDATA of the Beta Version of software and/or hardware. The Beta Phase will be performed under responsibility of EMC and end upon final acceptance of McDATA's Product by EMC. McDATA will provide technical support and will modify McDATA's Product to resolve any exceptions uncovered during this phase.

EMC deliverables
Beta agreements signed by customers.

Beta Site Summary Reports

Pass Criteria of Phase
Beta Program Exit Criteria as defined by EMC

McDATA
All Documentation revised with updates
Written Known Defect List

No Sev 1 or Sev 2 Defects(unless exception) - Systems Outage or System
Degradation
No Data Corruption
No Application Failures
McDATA start initiation shipment for EMC general availability

Items above have been delivered and meet the definition of content as given above.

       2.2.5 GENERAL AVAILABILITY

McDATA deliverables

Updated Test Report.

Final version of McDATA's Products ready for EMC general availability.


EMC deliverables

Written approval to McDATA that all obligations for Phase have been met.

Pass Criteria of Phase

Items above have been delivered and meet the definition of content as given above.

2.3      OVERALL RESPONSIBILITIES

This section will cover the deliverables of both companies required to develop McDATA's Products. It will also outline the phases leading to the development of the final products.

McDATA responsibilities


McDATA will develop the McDATA software/firmware and hardware components and ensure compatability with the EMC hardware and EMC software and Fibre Alliance (ref sec 8.3.3 and 16.7).

The McDATA's Product will be developed by McDATA or by a McDATA contracted service, using development and test systems provided by McDATA.

McDATA will provide, test plans, definition of test environment and maintenance documentation to EMC.

McDATA will test and validate the McDATA's Product and provide EMC with test reports.

McDATA shall implement all current and future Fibre Alliance content in accordance with this Development Agreement.
McDATA will provide EMC employees with relevant technical information on the McDATA hardware and software needed to perform the development of the McDATA's Product, and participate in technical meetings at EMC's or McDATAs request.

EMC responsibilities

EMC will review and provide input to McDATA requirements document.

EMC will provide McDATA employees with relevant technical information on the EMC hardware and software needed to perform the development of the McDATA's Product, and participate in technical meetings at EMC's or McDATAs request.

EMC will also perform reviews and acceptance testing (after the delivery of the Alpha code) on an ongoing basis throughout the entire process of the development of McDATA's Product by McDATA. EMC testing will not replace any testing done by McDATA.

The Beta Test will be performed and arranged by EMC.


In order to fulfill these tasks in an efficient manner and to enable transfer of software related technology, EMC employees may work with McDATA employees at McDATA facilities and/or EMC facilities during the project. Detailed Development Agreements will be reflected in the appropriate Product Definition for each phase of the project.

3.0       PROBLEM ESCALATION AND REPORTING

         3.1      PROBLEM SEVERITY LEVELS AND RESPONSE TIME

                  3.1.1 McDATA will provide support to EMC [*].


                  3.1.2 McDATA will respond and engage [*] EMC contacting McDATA in regard to a defect.


                  3.1.3 The incident priority scheme described below will be used.

Severity Level 1:  Severity Level 1 [*]

Severity Level 2:  Severity Level 2 [*]

Severity Level 3:  Severity Level 3 [*]

Severity Level 4:  Severity Level 4 [*]



Severity           Time to fix
--------------------------------------------
1                  [*]
------------       ------------------------
2                  [*]
------------       ------------------------
3                  [*]
------------       ------------------------
4                  [*]
------------       ------------------------

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omission.

3.2      CUSTOMER SERVICE ESCALATION PROCEDURE

                  3.2.1 EMC Customer Escalation requirements are defined in Exhibit W

3.3      ENGINEERING ESCALATION PROCEDURE

                  3.3.1 Contacts:

                  McDATA will identify hardware and/or software engineering resources to work with EMC on escalated engineering issues. This will include the appropriate engineering resources dependent upon the nature of the problem. Appropriate McDATA engineering resources shall be allocated to work on EMC issues whenever EMC escalates an issue through McDATA's Customer Support log [*].

                  3.3.2 Dedicated resources:

                  Appropriate McDATA engineering personnel shall be dedicated to resolving EMC escalated issue until both parties agree issue is resolved.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omission.

                                    EXHIBIT V
                                    ---------

                       SCHEDULES AND PROGRAM COORDINATION
                       ----------------------------------

1.0   SCHEDULE

The following schedule framework will define the delivery dates for the development and delivery phases as defined in Exhibits T and U. Within these phases, additional specifications and technical requirements are expected to be needed beyond the high-level requirements defined in Exhibit T. These specifications and requirements will be provided by EMC along the course of the project and will become part of the product requirements.

                                       [*]

 Within the above schedule framework, detailed schedules of deliverables (specifications and other program materials) as defined in Exhibits B and C, shall be agreed upon within [*].

Additional schedules, product deliverables, and content beyond those defined in the Exhibits of this Development Agreement will be mutually agreed upon between the companies and will be provided as amendments to this Development Agreement.

2.0    PROJECT COORDINATION CONTACTS

Within thirty (30) days of signing this Development Agreement, each party will designate a number of project coordination contacts, as follows:

Product Business Manager: responsible for all interactions on product requirements and public communications.
Engineering Technical Manager: to oversee the development and quality of McDATA's Product.
Engineering Program Manager:  to expedite critical issues.
These contacts or their designees will participate, as necessary, in project meetings and status reviews to discuss project status and address any project related concerns. Contact persons for sales coordination will be specified separately.

[*]

McDATA shall assign a dedicated Engineering Program Manger to handle EMC business.

3.0   PROGRAM COORDINATION FORUMS

McDATA and EMC will hold a [*] conference call to monitor program status, open issues, design issues, bugs, schedules, and any other item relevant to the program. Based on the program status, additional meetings may be needed and shall be mutually agreed upon by McDATA and EMC.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Astericks within brackets denote omissions.

A [*] program meeting will be held between the companies. Technical representatives for McDATA and EMC will be present in person. This forum will be used as a high-level tracking and monitoring tool for the program. In addition to program reviews, parties will review product roadmap, technology roadmap, and planning activities. McDATA shall respond to EMC's technology recommendations within [*] of the meeting. McDATA shall provide EMC with an update within [*] of major changes in product direction.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Astericks within brackets denote omissions.

                                   EXHIBIT W

                              McDATA QUALITY PLAN

1.0  INTRODUCTION

1.1 This document is the Quality Plan for McDATA and defines the quality systems McDATA will use to ensure that they meet the quality and on-time-delivery expectations of EMC.

1.2 With reasonable notice, EMC shall have the right to inspect and audit any McDATA manufacturing site that supplies goods or services related to the Products. EMC shall have the right to review relevant documents pertaining to quality information, procedures, certificates of conformance, etc. affecting materials received, at EMC's request.

2.0  DEFINITIONS

2.1 DOA (Dead-On-Arrival): Those failures occurring at EMC customers within [*] after installation.

2.2 IQ (Installation Quality process): Any failure in the first [*] at a customer site initiates an IQ process to start. [*]

2.3  CLCA (Closed Loop Corrective Action process): [*]

2.4 Quality Failure: Any failure that occurs during the first [*] after installation at an EMC customer site [*].

2.5 Reliability Failure: Any failure that occurs after the [*] of operation after installation at EMC's customer's site. [*]

2.6  Serious Failures: Serious Failures are defined [*]

2.7  Critical Failures: Critical Failures are defined [*]

2.8  Purge: [*]

2.9  ORT: (Ongoing Reliability Testing):

2.10 Routine Questions and Issues: Those questions and issues that do not address Quality Failures, Purges, or Quality Issues.

3.0  PERFORMANCE REQUIREMENTS

3.1 The [*] numbers stated in this section are goals for the program. McDATA will work with EMC to define and work toward these goals and requirements. EMC will measure McDATA during the quarterly supplier performance reviews using these reliability numbers.

*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. ASTERISKS WITHIN BRACKETS DENOTE OMISSIONS.

3.2 [*] All [*] improvement goals apply to products that are currently in production. If [*] to meet the [*] requirement, remedial action by the Supplier is required in the form of a [*].

3.3    [*] will include, but not limited to, the following:

3.3.1  [*]
3.3.2  [*]
3.3.3  [*]
3.3.4  [*]
3.3.5  [*]

4.0    TECHNICAL RESPONSIVENESS/SUPPORT

4.1 Routine Questions and Issues: McDATA will provide [*] acknowledgment, by electronic mail ("email"), facsimile ("fax") or other method of communication agreed to by the parties, of all EMC requests for assistance with Routine Questions and Issues, including but not limited to questions regarding Product service and support. [*]

4.2 Failure Analysis: [*] shall perform failure analysis on all failed Products [*]. Failure analysis will be [*]. Failure analysis to [*] must be completed within [*]. Once failure analysis has been completed, [*]. [*] shall include, [*]. At EMC's request, the parties will meet to review [*] provided under this sub-Section.

4.3 Quality Issues: Quality issues must be responded to by McDATA [*] after McDATA is notified that such an issue exists. [*]

4.4 Critical Failures: Critical Failure shall be considered to be highest priority [*].

4.5 EMC requires that communications be in writing or electronic mail, if requested.

5.0    GENERAL PARTNERSHIP REQUIREMENTS

5.1    McDATA will:
5.1.1  Provide EMC with regular updates to Product futures/roadmaps.
5.1.2  Participate in Concurrent Engineering design reviews.
5.1.3  Participate in [*] performance reviews and annual on-site audits.
5.1.4 Have [*] quality and reliability improvement plans and share those periodically with EMC.

*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. ASTERISKS WITHIN BRACKETS DENOTE OMISSIONS.

5.1.5 Have pro-active problem notification and resolution with potential to adversely effect delivery, quality or price. [*]

5.2 EMC and McDATA will each provide the other with the names and telephone numbers of direct contacts. These lists will be updated as necessary.

6.0   KEY PROCESSES

6.1 McDATA must comply with the McDATA's ESD Policy.

7.0   QUALITY DATA PROVIDED

Each party shall provide the other with the information summarized in the table below. McDATA will email the required information to EMC Quality personnel.

[*]                        Owner                [*]
[*]                        EMC Quality Rep      [*]
[*]                        EMC Quality Rep      [*]
[*]
[*]                        McDATA Quality Rep   [*]
[*]                        McDATA Quality Rep   [*]
[*]                        McDATA Quality Rep   [*]



[*]

8.0   CORRECTIVE ACTION PROCESS


8.1 All [*] issues shall be resolved to root cause. These issues will be tracked by the EMC Supplier Engineer and communicated back to McDATA.


8.2 [*].



8.3 Upon determining the [*].



8.4 If McDATA encounters a [*] on a Product sent from EMC, they will arrange for the Product to be sent back for [*] at [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Astericks within brackets denote omissions.

8.5 When Product under warranty is sent to McDATA, McDATA will [*]. If McDATA returns the Product to EMC for further analysis under sub-Section 8.4, above, McDATA will [*].

9.0
REPAIR PROCESS
[*] test and inspection [*] shall be performed on field return Product prior to its return to EMC.


10.0  RELIABILITY ASSURANCE
McDATA shall implement a method used to monitor the reliability of the Product. [*].



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Astericks within brackets denote omissions.

                                    EXHIBIT X
                                    ---------
       FIBRE CHANNEL SWITCH EMC REGULATORY AND PRODUCT SAFETY REQUIREMENTS
       -------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
 COUNTRY / AGENCY                         MARKINGS WHICH APPLY         COMMENTS
----------------------------------------------------------------------------------------------------------------
   NORTH AMERICA

----------------------------------------------------------------------------------------------------------------
United States / FCC                          FCC statement               [*]
----------------------------------------------------------------------------------------------------------------
United States / UL                           UL                          [*]
----------------------------------------------------------------------------------------------------------------
Canada / CSA                                 CSA                         [*]
----------------------------------------------------------------------------------------------------------------
Canada / Industry                            ICES statement              [*]
Canada
----------------------------------------------------------------------------------------------------------------
                                                                         [*]
----------------------------------------------------------------------------------------------------------------
 EASTERN EUROPE /                                                        [*]
       OTHER

----------------------------------------------------------------------------------------------------------------
CB Report                                    Individual country          [*]
                                             markings
----------------------------------------------------------------------------------------------------------------
                                                                         [*]
----------------------------------------------------------------------------------------------------------------
  WESTERN EUROPE                                                         [*]

----------------------------------------------------------------------------------------------------------------
                                                                         [*]
European Union                               CE-Marking
----------------------------------------------------------------------------------------------------------------
Europe / TUV                                 TUV mark                    [*]
----------------------------------------------------------------------------------------------------------------
Germany                                      TUV-GS mark                 [*]
----------------------------------------------------------------------------------------------------------------
                                                                         [*]
----------------------------------------------------------------------------------------------------------------
   SCANDINAVIAN                                                          [*]
     COUNTRIES

----------------------------------------------------------------------------------------------------------------
Switzerland/Austria                          CE-Marking                  Same requirements as European Union above
----------------------------------------------------------------------------------------------------------------
Sweden / SEMKO                               SEMKO mark                  [*]
----------------------------------------------------------------------------------------------------------------
Norway / NEMKO                               NEMKO mark                  [*]
----------------------------------------------------------------------------------------------------------------
Finland / FIMKO                              FIMKO mark                  [*]
----------------------------------------------------------------------------------------------------------------
Denmark / DEMKO                              DEMKO mark                  [*]
----------------------------------------------------------------------------------------------------------------
                                                                         [*]
----------------------------------------------------------------------------------------------------------------
  EASTERN EUROPE                                                         [*]
----------------------------------------------------------------------------------------------------------------
Russia / GOST                                GOST mark                   [*]
----------------------------------------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Astericks within brackets denote omissions.

----------------------------------------------------------------------------------------------------------------
  ASIA PACIFIC
----------------------------------------------------------------------------------------------------------------
Japan / VCCI                              VCCI statement               [*]
----------------------------------------------------------------------------------------------------------------
Australia / ACA                           C-Tick w/EMC supplier        [*]
                                          code
----------------------------------------------------------------------------------------------------------------
Australia / ACA                           No Known Requirement.        [*]
----------------------------------------------------------------------------------------------------------------
New Zealand / ACA                         Covered by Australia.        Covered by Australia.
----------------------------------------------------------------------------------------------------------------

 SOUTH EAST ASIA
----------------------------------------------------------------------------------------------------------------
Taiwan / BSMI                             BSMI ID # and statement      [*]
----------------------------------------------------------------------------------------------------------------
Korea / RRL
----------------------------------------------------------------------------------------------------------------
Singapore / PSB                           Type approval label          [*]
----------------------------------------------------------------------------------------------------------------
Indonesia                                 No Known Requirements        [*]
----------------------------------------------------------------------------------------------------------------

INDIAN CONTINENT

----------------------------------------------------------------------------------------------------------------
India                                     No Known Requirements        [*]
----------------------------------------------------------------------------------------------------------------
Malaysia                                  No Known Requirements        [*]
----------------------------------------------------------------------------------------------------------------
Thailand                                  No Known Requirements        [*]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     AFRICA

----------------------------------------------------------------------------------------------------------------
South Africa /                            No Known Requirements        [*]
SABS
----------------------------------------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Astericks within brackets denote omissions.

                                    EXHIBIT Y
                                    ---------





                                       [*]




* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Astericks within brackets denote omissions.

                                    EXHIBIT Z
                                    ---------


                                       [*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Astericks within brackets denote omissions.



                                       1